UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

KBS STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Termination of Advisory Agreement
 On October 1, 2019, the independent directors of the board of directors (the “Board”) of KBS Strategic Opportunity REIT II, Inc. (the “Company”) delivered a notice to KBS Capital Advisors LLC (“KBS Capital Advisors”) terminating the advisory agreement between the Company and KBS Capital Advisors dated as of September 26, 2019 (the “Advisory Agreement”).
Pursuant to the Advisory Agreement, KBS Capital Advisors managed the Company’s affairs on a day-to-day basis. Upon termination of the Advisory Agreement, which will become effective on October 31, 2019, KBS Capital Advisors will cease to serve as the Company’s advisor or have any advisory responsibility to the Company. After termination, KBS Capital Advisors will have an obligation to cooperate with the Company in making an orderly transition of the advisory function and will be entitled to receive all amounts then accrued and owing KBS Capital Advisors.
The Board intends to hire Pacific Oak Capital Advisors LLC (“Pacific Oak”) as the Company’s new external advisor, effective as of November 1, 2019, pursuant to a new advisory agreement expected to be on substantially the same terms in effect for KBS Capital Advisors under the prior Advisory Agreement. Pacific Oak is part of a group of companies formed, owned and managed by Keith D. Hall, the Company’s Chief Executive Officer and one of its directors, and Peter McMillan III, the Company’s Chairman of the Board and President and one of its directors.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to retain Pacific Oak Capital Advisors LLC or on what terms it will retain a new advisor. These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the REIT’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent periodic reports, as filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

Dated: October 7, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary